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                                 EXHIBIT 10.28

                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT (the "Agreement"), made this 24th day of August, 2001, between Strategic Solutions Group, Inc., a Delaware Corporation with its principal executive offices at 1598 Whitehall Road, Suite E, Annapolis, Maryland 21401, (the "Company"), and ERNEST WAGNER, ("Employee").

                                  INTRODUCTION
                                  ------------

     The Company desires to continue the employment of Employee, and Employee desires to continue his employment with the Company. In consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   Employment. The Company hereby continues the employment of Employee
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and Employee hereby accepts the continuation of his employment with the Company upon the terms set forth in this Agreement.

     2.   Title Capacity. Employee shall serve as Chief Operating Officer and
          --------------
President of Company and shall have such authority as is delegated to Employee by the Chief Executive Officer and/or the Board of Directors and which is generally inherent in his position.

     Employee agrees to undertake the duties and responsibilities inherent in Employee's position and such other duties and responsibilities as the Chief Executive Officer and/or the Board of Directors shall from time to time reasonably assign to Employee. Employee agrees to devote Employee's entire business time to the business and interest of the Company, and those companies affiliated with

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Company during the Employment Period and Employee agrees to abide by the ordinary, customary and reasonable rules, regulations, instructions, personnel practices and policies of the Company and any changes therein which may be adopted from time to time by the Company. Nothing herein contained shall prevent Employee from trading for his own account or benefit in any investment which does not involve Employee's active participation during business hours.

     3.   Compensation and Benefits.
          -------------------------

          3.1  Salary. The Company shall pay Employee such annual salary as is
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set forth in the Compensation Schedule attached hereto and made a part hereof as
Exhibit "A". By mutual agreement, Exhibit "A" may be revised from time to time.

          3.2  Fringe Benefits. Employee shall be entitled to participate in all
               ---------------
fringe benefit programs that the Company establishes and makes available to its employees generally, if any. The Employee shall be entitled to vacation, sick leave and personal leave each year of employment in accordance with Company policy as revised from time to time, to be taken at such times as may be mutually agreeable to Employee and the Company.

          3.3  Reimbursement of Expenses.The Company shall reimburse Employee
               -------------------------
for all reasonable travel, entertainment and other expenses incurred or paid by Employee in connection with, or related to, the performance of Employee's duties, responsibilities or services under this Agreement, upon presentation by the Employee of documentation, expense statements, vouchers and/or such other supporting information as the Company may request.

     4.   Non-Competition.
          ---------------

          4.1 Employee agrees that, during the Employment Period and for a period of time equal to the duration of Employee's employment with the Company, but in no instance to exceed two (2) years after the termination of the employment period for any reason.

               (a) Employee will not recruit or solicit any employee of the Company, or its subsidiaries and affiliated companies or otherwise induce any employee to leave the employment of

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the Company, Company's subsidiaries and affiliated companies to become an employee of or otherwise become associated with Employee or any firm, corporation, business or institution with which Employee is or may become associated; and

               (b) Employee will not solicit or divert the business or patronage of any of the customers or accounts of the Company, Company's subsidiaries and affiliated companies or prospective customers or accounts of the aforementioned, which were contracted, solicited or served by the Company while Employee was employed by the Company to a business directly or indirectly in competition with Company.

     As used in this Agreement, "competition", or any variation thereof, means the Employee's engagement or participation in, or furnishing of aid or assistance in connection with, the distribution, sale, marketing or rendering of products or services of the type or kind distributed, sold, marketed or rendered by the Company, Company's subsidiaries or affiliated companies at the termination of the employment period, including those products or services that the Company, Company's subsidiaries or affiliated companies, as the case may be, was in the process of developing or designing for distribution, sale, marketing or rendering at such time.

          4.2 The parties to this Agreement consider the restrictions contained herein reasonable. If, however, such restrictions are found by any court having jurisdiction to be unreasonable because they are (or one of them is, as the case may be) overly broad, then such restriction(s) will nevertheless remain effective, but shall be considered amended in whatever manner is considered reasonable by that court, and as so amended shall be enforced.

          4.3 If there is any breach by the Employee of any of the covenants contained in this Section 4., the damage to the Company, Company's subsidiaries or affiliated companies will be substantial, although difficult to ascertain, and money damages will not afford the injured party an adequate remedy. Therefore, if any breach occurs, in addition to such other remedies as may be provided by law, the Company, the Company's subsidiaries or affiliated companies, as the case may be,

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has the right to specific performance of the covenants of the Employee contained in this Agreement by way of temporary or permanent injunctive relief.

     5.   Non-Disclosure. Employee agrees not to disclose to any third party, or
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to use for Employee's own benefit or for the benefit of any third party, any trade secrets or confidential or other proprietary information relating to the products, services, markets, customers, suppliers or current or planned business operations of the Company, Company's subsidiaries and affiliated companies without the Company's prior written consent. Employee further agrees that all documents, notes, letters, records, models, prototypes, computer programs and other tangible and intangible evidence of such trade secrets or confidential or other proprietary information are the sole and exclusive property of the Company, Company's subsidiaries and affiliated companies; that Employee shall surrender all such evidence in Employee's possession or control to the Company upon the termination of the Employment Period or at any other time upon request and that Employee shall not retain or use any copies or summaries thereof.

     6.   Inventions, Improvements, Copyrights, Ideas and Similar Creative
          ----------------------------------------------------------------
Property. Employee agrees that any inventions, improvements or ideas which
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Employee may make or conceive, and any copyrightable subject matter of which
Employee may be the author, either solely or jointly with others, which Employee makes, conceives, or authors during the period of Employee's employment with the Company, shall be the property of the Company, Company's subsidiaries or affiliated companies, as the case may be, and that Employee will promptly disclose all such inventions, improvements, ideas and material to the Company, Company's subsidiary or affiliate, as the case may be, and that on request, Employee will execute all applications, assignments, and other papers necessary to enable the Company, Company's subsidiary or affiliate to obtain full protection and title in all countries to such inventions, improvements, ideas and matter.

     7.   Change of Control.
          -----------------

          (a) For the purpose of this Agreement, a "Change of Control" shall mean:

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               (i)  the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, and as amended (the "Exchange Act)) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), which acquisition is affected without the consent of at least a majority in interest of the shareholders of the Company as of the date hereof;

               (ii) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company.

          (b) The Company and Employee hereby agree that, if Employee is in the employ of the Company on the date on which a Change on Control occurs (the "Change of Control Date"), the Company will continue to employ Employee and Employee will remain in the employ of the Company for the period commencing on the Change of Control Date and ending on the expiration of six (6) months, to exercise such authority and perform such duties as are commensurate with the authority being exercised and duties being performed by Employee immediately prior to the Change of Control Date. If after a Change of Control, Employee is requested and, in his sole and absolute discretion consents to change his principal business location, the Company will reimburse Employee for his relocation expenses, including without limitation, moving expenses, temporary living and travel expenses for a time while arranging to move his residence to the changed location, closing costs, if any, associated with the sale of his existing residence, plus an additional amount representing a gross-up of any state or federal taxes payable by Employee as a result of any such reimbursements.

          (c) During the six (6) months after the Change of Control Date, the Company will continue to honor the terms of this Agreement, including as to Base Salary and other compensation set

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forth in Section 3. hereof.

          (d) If during the six (6) month period after the Change of Control Date (i) Employee's employment is terminated by the Company, or (ii) there shall have occurred a material reduction in Employee's compensation or employment related benefits, or a material change in Employee's status, working conditions or management responsibilities, or a material change in the business objectives or policies of the Company and Employee voluntarily terminates employment within ninety (90) days of any such occurrence, or the last in a series of occurrences, the Employee shall be entitled to receive as a severance payment, the compensation and benefits which would have been payable to Employee under
Section 3. hereof to the end of the six (6) month term described in subsection
b. above.

     8.   Arbitration. Except as provided in Section 4.3, any dispute, including
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a claimed breach of the terms hereof, arising out of or in connection with this
Agreement shall be resolved by arbitration conducted by the American Arbitration Association in Annapolis, Maryland in accordance with its Rules then in existence. The arbitrators shall not contravene or vary in any respect any of the terms or provisions of this Agreement. The award of the arbitrators shall be final and binding upon the parties hereto, their heirs, administrators, executors, successors and assigns and judgment upon such award may be entered in any court having jurisdiction thereof.

     9.   Notices. All notices required or permitted under this Agreement shall
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be in writing and shall be deemed effective upon personal delivery or upon deposit in the United States Post Office, postage prepaid, by registered mail return receipt requested, or when delivered by a nationally recognized overnight delivery service issuing a receipt, addressed to the other party at the address shown above or at such other address or addresses as either party shall provide to the other.

     10.  Pronouns. Whenever the context may require, any pronouns used in this
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Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

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          11.  Entire Agreement. This Agreement constitutes the entire agreement
               ----------------
between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement.

          12.  Amendment. This Agreement may be amended or modified only by a
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written instrument executed by both the Company and the Employee.

          13.  Governing Law. This Agreement shall be construed, interpreted and
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enforced in accordance with the laws of the State of Maryland.

          14.  Successors and Assigns. This Agreement shall be binding upon and
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inure to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or which may succeed to its assets or business, provided however, that the obligations of the Employee are personal and shall not be assigned by Employee.

          15.  Miscellaneous.
               -------------

               15.1 No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

               15.2 The captions of the Sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any Section of this Agreement.

               15.3 In the case any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

                                          STRATEGIC SOLUTIONS GROUP, INC.
ATTEST:
(SEAL)

/s/ Barbara Seubott                       By: /s/ John J. Cadigan
---------------------------------            -------------------------------
Barbara Seubott, Secretary                    John J. Cadigan,
                                              Chairman of the Board of Directors

Witness:


 /s/ Barbara Seubott                          /s/ Ernest Wagner
---------------------------------            -------------------------------
                                             Ernest Wagner, Employee


Date: August 24, 2001
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                                   EXHIBIT "A"

     Annual Compensation in the amount of One Hundred Twenty-five Thousand ($125,000.00) Dollars payable in equal bi-weekly intervals plus such additional compensation as determined by the Company based on Performance Standards to be determined. For the year 2001, the employee's bonus shall be determined as set forth on Schedule A to this Exhibit.

                                      STRATEGIC SOLUTIONS GROUP, INC.
ATTEST:
(SEAL)

/s/ Barbara Seubott                   By: /s/ John J. Cadigan
--------------------------------         -------------------------------------
Barbara Seubott, Secretary                John J. Cadigan,
                                          Chairman of the Board of Directors

Witness:


/s/ Barbara Seubott                       /s/ Ernest Wagner
--------------------------------      -----------------------------------------
                                      Ernest Wagner, Employee


Date: August 24, 2001
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